<EX-10.10.4>




                                             EXHIBIT 10.4



                     ADMINISTRATION AGREEMENT


                              AMONG


              NAVISTAR FINANCIAL 1994-B OWNER TRUST
                              ISSUER


                               AND


                  NAVISTAR FINANCIAL CORPORATION

                          ADMINISTRATOR


                               AND


                       THE BANK OF NEW YORK
                        INDENTURE TRUSTEE




                    DATED AS OF AUGUST 3, 1994

          ADMINISTRATION AGREEMENT, dated as of August 3, 1994 among NAVISTAR FINANCIAL 1994-B OWNER TRUST, a Delaware business trust (the "Issuer"), NAVISTAR FINANCIAL CORPORATION, a Delaware corporation, as administrator (the "Administrator"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                      W I T N E S S E T H :

          WHEREAS, the Issuer is issuing Notes pursuant to an Indenture, dated as of August 3, 1994 (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee;

          WHEREAS, the Issuer has entered into (or assumed) certain agreements in connection with the issuance of the Notes and the Certificates, including (i) the Pooling and Servicing Agreement,
(ii) the Note Depository Agreement, (iii) the Certificate
Depository Agreement and (iv) the Indenture;

          WHEREAS, pursuant to the Basic Documents, the Issuer and
Chemical Bank Delaware, as Owner Trustee, are required to perform certain duties in connection with (a) the Notes and the Collateral and (b) the Certificates;

          WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this
Agreement and the Basic Documents as the Issuer and the Owner Trustee may from time to time request;

          WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

          1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned them in Part I of Appendix A to the Pooling and Servicing
Agreement of even date herewith among the Issuer, Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation, as Servicer (as it may be amended, supplemented or modified from time to time, the "Pooling and Servicing Agreement").
All references herein to "the Agreement" or "this Agreement" are to this Administration Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Sections and subsections are to Sections and subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

          2.   Duties of the Administrator.

          (a)  Duties with Respect to the Depository Agreements
and
the Indenture.   (i) The Administrator agrees to perform all its
duties as Administrator and the duties of the Issuer and the Owner
Trustee under the Indenture and the Depository Agreements. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the
Indenture and the Depository Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the duties of the Issuer and the Owner Trustee under the Indenture and the Depository
Agreements. The Administrator shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee, as applicable, to prepare, file or deliver pursuant to the Indenture and the Depository Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

          (A) the preparation of or obtaining of the documents and
     instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.2);

          (B) causing the Note Register to be kept and giving the
     Indenture Trustee notice of any appointment of a new Note
     Registrar and the location, or change in location, of the Note
     Register (Section 2.4);

          (C) the notification of Noteholders of the final principal payment on their Notes (Section 2.7(e));

          (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.9);

          (E) the preparation of Definitive Notes and arranging the delivery thereof (Section 2.12);

          (F) the maintenance of an office in the Borough of Manhattan, the City of New York, for registration of transfer
     or exchange of Notes (Section 3.2);

          (G) causing newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section
3.3(c));

          (H) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture
     Trustee (Section 3.3(b));

          (I) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in
     the Trust Estate (Section 3.4);

          (J) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of
     further assurance and other instruments, in accordance with
     Section 3.5 of the Indenture, necessary to protect the Trust Estate (Section 3.5);

          (K) the delivery of the Opinion of Counsel on the Closing Date, in accordance with Section 3.6(a) of the Indenture, as to the Trust Estate, and the annual delivery of
     the Opinion of Counsel, the Officers' Certificate and certain other statements, in accordance with Sections 3.6(b) and 3.9 of the Indenture, as to compliance with the Indenture (Sections 3.6 and 3.9);

          (L) the identification to the Indenture Trustee in an Officers' Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture
(Section
     3.7(b));

          (M) the notification of the Indenture Trustee and the Rating Agencies of a Servicer Default pursuant to the
Pooling
     and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties
     under the Pooling and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

          (N) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.11(b));

          (O) the delivery of notice to the Indenture Trustee of each Event of Default under the Indenture, each Servicer
     Default, any Insolvency Event with respect to the Seller, each default by the Seller under the Pooling and Servicing
     Agreement and each default by NFC under the Purchase
Agreement
     (Section 3.19);

          (P) the monitoring of the Issuer's obligations as to the
     satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1);

          (Q) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust
Estate
     in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.4);

          (R) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8);

          (S) the preparation of any written instruments required
     to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.8 and 6.10);

          (T) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the
     Indenture Trustee is not the Note Registrar (Section 7.1);

          (U) the preparation and, after execution by the Issuer,
     the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3);

          (V)  the preparation of an Issuer Request and Officer's
     Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the
     Trust Estate (Sections 8.4 and 8.5);

          (W) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of
     notices with respect to such supplemental indentures
(Sections
     9.1, 9.2 and 9.3);

          (X) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.6);

          (Y)  the notification of Noteholders and the Rating
     Agencies of redemption of the Notes or the duty to cause the

Indenture Trustee to provide such notification (Sections 10.1 and 10.2);
          (Z) the preparation of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect
     to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

          (AA) the preparation and delivery of Officers'
     Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b));

          (BB) the notice or other communication to the Rating
     Agencies, upon the failure of the Indenture Trustee to give such notice or other communication pursuant to Section 11.4
     (Section 11.4);

          (CC) the preparation and delivery to Noteholders and the
     Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

          (DD) the recording of the Indenture, if applicable
     (Section 11.15).

          (ii) In addition, the Administrator will indemnify the Owner Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

          (b)  Additional Duties.

          (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Basic Documents. Subject to
Section 7 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

         (ii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee if any withholding tax is imposed on the Trust's payments to a Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

        (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Sections 5.2(d), 5.4(a), (b), (c) and (d) and the last two sentences of Section 5.4, and Section 5.5 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the distribution to the Certificateholders of the Schedule K-1's necessary to enable each Certificateholder to prepare its federal and state income tax returns.

         (iv) The Administrator may satisfy any obligations it may have with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants acceptable to the Owner Trustee which shall perform the obligations of the Administrator thereunder. Such accountants or the Administrator shall provide the Owner Trustee on or before ______, 1994 with a letter specifying whether any withholding tax specified in the preceding clause (ii) is then required and, if required, specifying the procedures to be followed to comply with the Code. Such accountants or the Administrator shall update such letter if and to the extent it shall no longer be accurate.

          (v) The Administrator shall perform the duties of the Administrator specified in Section 6.10 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

         (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from Persons that are not Affiliates of the Administrator.

         (vii) The Administrator hereby agrees to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic
Documents.

          (c)  Non-Ministerial Matters.

          (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner
Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

          (A) the amendment of or any supplement to the Indenture;

          (B) the initiation of any claim or lawsuit by the Issuer
     and the compromise of any action, claim or lawsuit brought by or against the Issuer;

          (C) the amendment, change or modification of any of the
     Basic Documents;

          (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

          (E)  the removal of the Indenture Trustee.

         (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Basic Documents, (y) sell the Trust Estate pursuant to Section 5.4 of the
Indenture or (z) take any other action that the Issuer directs the
Administrator not to take on its behalf.

          3. Successor Servicer and Administrator. The Issuer shall undertake, as promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 8.02 of the Pooling and Servicing Agreement, to enforce the provisions of Sections 8.02, 8.03 and 8.04 of the Pooling and Servicing Agreement with respect to the appointment of a successor Servicer. Such successor Servicer shall, upon compliance with Sections 10(e)(ii) and (iii), become the successor
Administrator hereunder.

          4. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee and the
Seller at any time during normal business hours.

          5. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Servicer shall pay the Administrator a monthly fee in the amount of $1500.

          6.   Additional Information To Be Furnished to the
Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

          7. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.
Unless
expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

          8. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the
Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          9. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture
Trustee.

          10.  Term of Agreement; Resignation and Removal of
Administrator.

          (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

          (b) Subject to Section 10(e), the Administrator may resign its duties hereunder by providing the Issuer with at least
60 days' prior written notice.

          (c) Subject to Section 10(e), the Issuer may remove the
Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

          (d) Subject to Section 10(e), at the sole option of the
Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice from the Issuer of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as
     shall be reasonably satisfactory to the Issuer);

         (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the
     Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order
     the winding-up or liquidation of its affairs; or

        (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of
     an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail
     generally to pay its debts as they become due.

          The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 10(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

          (e) No resignation or removal of the Administrator pursuant to this Section 10 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer,
(ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder, and (iii) the Rating Agency Condition has been satisfied with respect to such proposed appointment.

          11. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 10(a) or the resignation or removal of the Administrator pursuant to Section 10(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the effective date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 10(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to
Section 10(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

          12. Notices. All demands, notices and communications upon or to the Issuer, either Trustee, the Administrator or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B to the Pooling and Servicing Agreement.

          13.  Amendments.

          (a) This Agreement may be amended from time to time with prior notice to the Rating Agencies by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Securityholders, for any of the following purposes:

          (i) to add provisions hereof for the benefit of the Securityholders or to surrender any right or power herein conferred upon the Administrator;

         (ii) to cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any other Basic Document;

        (iii) to evidence and provide for the appointment of a successor Administrator hereunder and to add to or change any of the provisions of this Agreement as shall be necessary to facilitate such succession; and

         (iv) to add any provisions to, or change in any manner or eliminate any of the provisions of, this Agreement, or modify in any manner the rights of the Securityholders; provided, however, that such amendment under this Section 13(a)(iv) shall not, as evidenced by an Opinion of Counsel, materially and adversely affect in any material respect the interest of any Securityholder.

Prior to the execution of any amendment pursuant to this Section
13(a), the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

          (b) This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with prior notice to the Rating Agencies and with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority in the Outstanding Amount of the Notes as of the close of the immediately preceding Distribution Date and the holders of Certificates evidencing at least a majority of the Voting Interests as of the close of the immediately preceding Distribution Date for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Securityholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Securityholders, (ii) reduce the percentage of the holders of Securities which are required to consent to any amendment of this Agreement or (iii) modify or alter any provision of this Section 13, except to provide that certain additional provisions of this Agreement and the Basic Documents cannot be modified or waived without the consent of each Securityholder affected thereby, without, in any such case, the consent of the holders of all the outstanding Securities.

          (c)  Notwithstanding Sections 13(a) and (b), the
Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

          14. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor
(by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of such assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

          15. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of
Illinois.

          16. Headings. The section headings hereof have been inserted for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          17. Separate Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          18. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the
Certificates or the rights of the holders thereof.

          19. Not Applicable to Navistar Financial Corporation in
Other Capacities. Nothing in this Agreement shall affect any obligation Navistar Financial Corporation may have in any other capacity.

          20. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been executed on behalf of the
Issuer by Chemical Bank Delaware, not in its individual capacity but solely as Owner Trustee on behalf of the Trust and in no event shall Chemical Bank Delaware have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by The Bank of New York, not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          21. Third-Party Beneficiary. Each of the Seller, only to the extent provided in Section 13(c), and the Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

          22. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

                    *     *     *     *     *

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                         NAVISTAR FINANCIAL 1994-B OWNER TRUST

                         By: CHEMICAL BANK DELAWARE
                             not in its individual capacity,
                             but solely as Owner
                             Trustee on behalf of the Trust


                         By:
                              Name:  John J. Cashin
                              Title:  Senior Trust Officer


                         THE BANK OF NEW YORK,
                         as Indenture Trustee


                         By:
                              Name: Patricia M.F. Russo
                              Title: Assistant Treasurer


                         NAVISTAR FINANCIAL CORPORATION,
                         as Administrator


                         By:
                              Name:  R. Wayne Cain
                              Title:  Vice President